THIS SECURED DEBENTURE, AND THE SECURITIES INTO WHICH IT IS CONVERTIBLE (COLLECTIVELY, THE "SECURITIES"), HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE. THE SECURITIES ARE BEING OFFERED PURSUANT TO A SAFE HARBOR FROM REGISTRATION UNDER REGULATION D PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE SECURITIES ARE "RESTRICTED" AND MAY NOT BE OFFERED OR SOLD UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT, PURSUANT TO REGULATION D OR PURSUANT TO AVAILABLE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND THE COMPANY WILL BE PROVIDED WITH OPINION OF COUNSEL OR OTHER SUCH INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH EXEMPTIONS ARE AVAILABLE. FURTHER HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE MADE EXCEPT IN COMPLIANCE WITH THE ACT.

                              CONVERTIBLE DEBENTURE

                            NUWAVE TECHNOLOGIES, INC.

                            12% Convertible Debenture

                                  July 20, 2005

No. CCP-001                                                           US$150,000

      This Convertible Debenture (the "Debenture") is issued on July 20, 2005 (the "Closing Date") by NuWave Technologies, Inc., a Delaware corporation (the "Company"), to Cornell Capital Partners, LP (together with its permitted successors and assigns, the "Holder") pursuant to exemptions from registration under the Securities Act of 1933, as amended.

                                   ARTICLE I.

      Section 1.01 Principal and Interest. For value received, the Company hereby promises to pay to the order of the Holder on the date two hundred ten
(210) days from the date hereof ("Maturity Date"), in lawful money of the United States of America and in immediately available funds the principal sum of One Hundred Fifty Thousand U.S. Dollars (USD$150,000.00), together with interest on the unpaid principal of this Debenture at the rate of twelve percent (12%) per year (compounded monthly) from the date of this Debenture until paid. The entire principal amount, accrued interest, and the redemption premium shall be paid to the Holder on the Maturity Date. In no event shall the Holder be entitled to convert this Debenture for a number of shares of Common Stock in excess of that number of shares of Common Stock which, upon giving effect to such conversion, would cause the aggregate number of shares of Common Stock beneficially owned by the Holder and its affiliates to exceed 4.99% of the outstanding shares of the Common Stock following such conversion (unless the Holder provides to the Company sixty five (65) days prior written notice that this provision shall not apply).

      Section 1.02 Fees. The Company agrees to pay to the Holder upon closing, a cash fee equal to ten percent (10%) of the gross amount of this Debenture, and agrees to pay to Yorkville Advisors Management LLC a structuring fee of Five Thousand Dollars ($5,000).

      Section 1.03 Optional Conversion. The Holder is entitled, at its option, to convert, and sell on the same day, at any time and from time to time, until payment in full of this Debenture, all or any part of the principal amount of the Debenture, plus accrued interest, into shares (the "Conversion Shares") of the Company's common stock, par value $0.01 per share ("Common Stock"), at the price per share (the "Conversion Price") equal to $0.10 (the "Conversion Price"). No fraction of shares or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. To convert this Debenture, the Holder hereof shall deliver written notice thereof, substantially in the form of Exhibit A to this Debenture, with appropriate insertions (the "Conversion Notice"), to the Company at its address as set forth herein. The date upon which the conversion shall be effective (the "Conversion Date") shall be deemed to be the date set forth in the Conversion Notice.

      Section 1.04 Reservation of Common Stock. The Company shall reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of this Debenture, such number of shares of Common Stock as shall from time to time be sufficient to effect such conversion, based upon the Conversion Price. If at any time the Company does not have a sufficient number of Conversion Shares authorized and available, then the Company shall call and hold a special meeting of its stockholders within thirty
(30) days of that time for the sole purpose of increasing the number of authorized shares of Common Stock.

      Section 1.05 Redemption Premium. Upon repayment, the Company shall pay a redemption premium of one hundred twenty percent (120%) of the amount redeemed in addition to all other amounts owed to the Holder. Such redemption premium shall be due regardless of whether repayment occurs before, on, or after the Maturity Date.

      Section 1.06 Registration Rights. If the Company decides to register any of its Common Stock or securities convertible into or exchangeable for Common Stock under the Securities Act (a "Registration") on a form that is suitable for an offering of shares of Common Stock by the Company or by third parties and that is not a registration solely to implement an employee benefit plan on Commission Form S-8, a registration statement on Commission Form S-4 (or successor form) or a transaction to which Rule 145 or any other similar rule of the Commission is applicable (such form, a "Registration Statement"), the Company shall give written notice to the Holders of its intention to effect such a Registration. The Company shall include all of the Conversion Shares in such Registration.

      Section 1.07 Interest Payments. The interest so payable will be paid at the time of maturity or conversion to the person in whose name this Debenture is registered. At the time such interest is payable, the Holder, in its sole discretion, may elect to receive the interest in cash (via wire transfer or certified funds) or in the form of Common Stock. In the event of default, as described in Article III Section 3.01 hereunder, the Holder may elect that the interest be paid in cash (via wire transfer or certified funds) or in the form of Common Stock. A number of shares of Common Stock with a value equal to the amount of interest due shall be issued. No fractional shares will be issued; therefore, in the event that the value of the Common Stock per share does not equal the total interest due, the Company will pay the balance in cash.

      Section 1.08 Paying Agent and Registrar. Initially, the Company will act as paying agent and registrar. The Company may change any paying agent, registrar, or Company-registrar by giving the Holder not less than ten (10) business days' written notice of its election to do so, specifying the name, address, telephone number and facsimile number of the paying agent or registrar. The Company may act in any such capacity.

                                   ARTICLE II.

      Section 2.01 Amendments and Waiver of Default. The Debenture may not be amended. Notwithstanding the above, without the consent of the Holder, the Debenture may be amended to cure any ambiguity, defect or inconsistency, or to provide for assumption of the Company obligations to the Holder.

                                  ARTICLE III.

      Section 3.01 Events of Default. An Event of Default is defined as follows:
(a) failure by the Company to pay amounts due hereunder within fifteen (15) days of the date of maturity of this Debenture; (b) failure by the Company's transfer agent to issue freely tradeable Common Stock to the Holder within five (5) days of the Company's receipt of the attached Notice of Conversion from Holder; (c) failure by the Company for ten (10) days after notice to it to comply with any of its other agreements in the Debenture; (d) events of bankruptcy or insolvency; (e) a breach by the Company of its obligations under the Registration Rights Agreement which is not cured by the Company within ten (10) days after receipt of written notice thereof. Upon the occurrence of an Event of Default, the Holder may, in its sole discretion, accelerate full repayment of all debentures outstanding and accrued interest thereon or may, notwithstanding any limitations contained in this Debenture, convert all debentures outstanding and accrued interest thereon into shares of Common Stock pursuant to Section
1.02 herein. Upon and Event of Default, The Holder, in addition to any other remedies, shall have the right to convert this Debenture at any time after an Event of Default or the Maturity Date.

      Section 3.02 Failure to Issue  Unrestricted  Common Stock. As indicated in
Article III Section 3.01, a breach by the Company of its obligations under the Registration Rights Agreement shall be deemed an Event of Default, which if not cured within ten (10) days, shall entitle the Holder to accelerate full repayment of all debentures outstanding and accrued interest thereon or, notwithstanding any limitations contained in this Debenture, to convert all debentures outstanding and accrued interest thereon into shares of Common Stock pursuant to Section 1.03 herein. The Company acknowledges that failure to honor a Notice of Conversion shall cause irreparable harm to the Holder.

                                   ARTICLE IV.

      Section 4.01 Rights and Terms of Conversion. This Debenture, in whole or in part, may be converted at any time following the Closing Date, into shares of Common Stock at a price equal to the Conversion Price as described in Section
1.03 above.

      Section 4.02 Re-issuance of Debenture. When the Holder elects to convert a part of the Debenture, then the Company shall reissue a new Debenture in the same form as this Debenture to reflect the new principal amount.

                                   ARTICLE V.

      Section 5.01 Anti-dilution. In the event that the Company shall at any time subdivide the outstanding shares of Common Stock, or shall issue a stock dividend on the outstanding Common Stock, the Conversion Price in effect immediately prior to such subdivision or the issuance of such dividend shall be proportionately decreased, and in the event that the Company shall at any time combine the outstanding share of Common Stock, the Conversion Price in effect immediately prior to such combination shall be proportionately increased, effective at the close of business on the date of such subdivision, dividend or combination as the case may be.

      Section 5.02 Consent of Holder to Sell Capital Stock or Grant Security Interests. Except for the Standby Equity Distribution Agreement dated January 26, 2005 between the Company and Cornell Capital Partners, LP, so long as any of the principal of or interest on this Debenture remains unpaid and unconverted, the Company shall not, without the prior consent of the Holder, issue or sell
(i) any Common Stock or Preferred Stock without consideration or for a consideration per share less than its fair market value determined immediately prior to its issuance, (ii) issue or sell any Preferred Stock, warrant, option, right, contract, call, or other security or instrument granting the holder thereof the right to acquire Common Stock without consideration or for a consideration per share less than such Common Stock's fair market value determined immediately prior to its issuance, (iii) enter into any security instrument granting the holder a security interest in any of the assets of the Company, or (iv) file any registration statement on Form S-8.

                                   ARTICLE VI.

      Section 6.01 Notice. Notices regarding this Debenture shall be sent to the parties at the following addresses, unless a party notifies the other parties, in writing, of a change of address:

If to the Company, to:    NuWave Technologies, Inc.
                          101 Hudson Street, Suite 3701
                          Jersey City, NJ  07302
                          Attention:  George D. Kanakis, President

With a copy to:           Kirkpatrick Lockhart Nicholson & Graham, LLP
                          201 South Biscayne Boulevard, 20th Floor
                          Miami, FL  33131-2399
                          Attention:  Matthew Ogurick, Esq.
                          Telephone:  (305) 539-3352
                          Facsimile:   (305) 358-7095

If to the Holder:         Cornell Capital Partners, LP
                          101 Hudson Street, Suite 3700
                          Jersey City, NJ  07303
                          Attention:        Mark Angelo
                          Telephone:        (201) 985-8300
                          Facsimile:        (201) 985-8266

With a copy to:           David Gonzalez, Esq.
                          101 Hudson Street - Suite 3700
                          Jersey City, NJ 07302
                          Telephone: (201) 985-8300
                          Facsimile: (201) 985-8266

      Section 6.02 Governing Law. This Debenture shall be deemed to be made under and shall be construed in accordance with the laws of the State of New Jersey without giving effect to the principals of conflict of laws thereof. Each of the parties consents to the jurisdiction of the U.S. District Court sitting in the District of the State of New Jersey or the state courts of the State of New Jersey sitting in Hudson County, New Jersey in connection with any dispute arising under this Debenture and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens to the bringing of any such proceeding in such jurisdictions.

      Section 6.03 Severability. The invalidity of any of the provisions of this Debenture shall not invalidate or otherwise affect any of the other provisions of this Debenture, which shall remain in full force and effect.

      Section 6.04 Entire Agreement and Amendments. This Debenture represents the entire agreement between the parties hereto with respect to the subject matter hereof and there are no representations, warranties or commitments, except as set forth herein. This Debenture may be amended only by an instrument in writing executed by the parties hereto.

      Section 6.05 Counterparts. This Debenture may be executed in multiple counterparts, each of which shall be an original, but all of which shall be deemed to constitute on instrument.

      t 6 0 IN WITNESS WHEREOF, with the intent to be legally bound hereby, the Company as executed this Debenture as of the date first written above.

                                       NUWAVE TECHNOLOGIES, INC.

                                       By: /s/ George D. Kanakis
                                           -------------------------------------
                                       Name: George D. Kanakis
                                       Title: President

                                    EXHIBIT A

                              NOTICE OF CONVERSION

        (To be executed by the Holder in order to Convert the Debenture)

TO:

      The undersigned hereby irrevocably elects to convert $_________________ of the principal amount of the above Debenture into Shares of Common Stock of NuWave Technologies, Inc., according to the conditions stated therein, as of the Conversion Date written below.

Conversion Date:                          ______________________________________

Applicable Conversion Price:              ______________________________________

Signature:                                ______________________________________

Name:                                     ______________________________________

Address:                                  ______________________________________

Amount to be converted:                   $_____________________________________

Amount of Debenture unconverted:          $_____________________________________

Conversion Price per share:               $_____________________________________

Number of shares of Common Stock to be
issued:                                   ______________________________________

Please issue the shares of Common Stock
in the following name and to the
following address:                        ______________________________________

Issue to:                                 ______________________________________

Authorized Signature:                     ______________________________________

Name:                                     ______________________________________

Title:                                    ______________________________________

Phone Number:                             ______________________________________

Broker DTC Participant Code:              ______________________________________

Account Number:                           ______________________________________

                                      A-1